UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2018

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

On February 15, 2018, Waddell & Reed Financial, Inc. (the “Company”) entered into the Second Amendment (the “Amendment”) to the Rights Agreement, dated as of April 8, 2009, between the Company and Computershare Trust Company, N.A., as rights agent, as amended by the First Amendment to Rights Agreement, dated as of July 22, 2016.

The Amendment accelerated the expiration of the rights to purchase one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $1.00 per share (the “Rights”) from 5:00 P.M., New York City time, on April 28, 2019 to 5:00 P.M., New York City time, on February 15, 2018, and had the effect of terminating the Rights Agreement. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.02                                           Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2017, the Company announced that Brent K. Bloss, Senior Vice President, Chief Financial Officer and Treasurer of the Company, had been appointed Chief Operating Officer and that, upon filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (the “Form 10-K”), the Company’s Vice President and Chief Accounting Officer, Benjamin R. Clouse, would be appointed Chief Financial Officer.

On February 13, 2018, the Board of Directors (the “Board”) of the Company appointed Mr. Clouse as Senior Vice President and Chief Financial Officer of the Company, effective upon the filing of the Company’s Form 10-K with the Securities Exchange Commission.

Mr. Clouse, age 44, served as Vice President and Chief Accounting Officer of the Company from February 2017 to February 2018 and Vice President and Principal Accounting Officer from March 2016 to February 2017.  Prior thereto, Mr. Clouse was Vice President of the Company since October 2015. Prior to joining the Company, Mr. Clouse served as Chief Financial Officer of Executive AirShare Corporation from September 2012 to October 2015.  From 2006 to 2012 and from 2002 to 2005, he served in various roles with H&R Block, Inc., including Assistant Vice President — Audit Services and Assistant Vice President and Controller — Tax Services.  From 2005 to 2006, Mr. Clouse served as Vice President — Finance and Corporate Controller of Gold Bank Corporation, Inc.  From September 1996 to January 2002, he served in various roles in the audit practice of Deloitte & Touche, LLP. Mr. Clouse holds a CPA designation and received a B.S. in Business Administration and a Master of Accountancy, both from Kansas State University.

As Senior Vice President and Chief Financial Officer, Mr. Clouse will participate in the Company’s 2003 Executive Incentive Plan, as amended and restated, a detailed description of which is set forth in the Company’s 2017 Proxy Statement filed with the SEC on March 2, 2017.  As a current employee, Mr. Clouse is eligible to participate in the Company’s medical, dental and vision plans and 401(k) plan.  Mr. Clouse will also participate in other elements of the Company’s executive compensation and benefits plans, which are outlined in the Company’s 2017 Proxy Statement.  There is no arrangement or understanding between Mr. Clouse and any other person pursuant to which he was elected as an officer of the Company and there are no familial relationships between

Mr. Clouse and any of the Company’s directors or executive officers.  Additionally, Mr. Clouse does not have an employment agreement with the Company.

Melissa A. Clouse, the spouse of Mr. Clouse, is an employee in the Human Resources department of the Company.  However, Ms. Clouse intends to resign from her position with the Company in April 2018.  For the 2017 fiscal year, Ms. Clouse received an aggregate salary and bonus of $112,308, Company matching and discretionary contributions totaling $8,984 under the Company’s 401(k) Plan, and participated in the Company’s active employee flexible benefits plans, which are generally available to all Company employees. Additionally, the Company awarded Ms. Clouse 1,299 shares of restricted stock and 1,299 cash-settled restricted stock units in January 2017 with a grant date fair value of $50,037 calculated in accordance with ASC 718.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on April 8, 2009, the Company filed a Certificate of Designation, Preferences and Rights of Series B Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series B Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is included as Exhibit 4.2 hereto and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

4.1	Second Amendment to the Rights Agreement, dated as of February 15, 2018, between Waddell & Reed Financial, Inc. and Computershare Trust Company, N.A., as Rights Agent

4.2	Certificate of Elimination of Series B Junior Participating Preferred Stock of Waddell & Reed Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: February 20, 2018	By:	/s/ Brent K. Bloss
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer